UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   January 11, 2000



                 SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




   Delaware                      1-10428                77-1048208
---------------               ------------           -------------------
(State or other               (Commission            (IRS Employer
jurisdiction of               File Number)           Identification No.)
incorporation)



           3400 West Warren Avenue, Fremont, California   94538
          -------------------------------------------------------
          (Address of principal executive offices)     (Zip Code)





    Registrant's telephone number, including area code:  (510) 623-9001



                              Not applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

      On January 11, 2000, Sunrise Technologies International, Inc. (the "Company") raised approximately $11.7 million in a private placement of convertible debentures and related warrants. The debentures bear interest at 7% per annum for a term of two and a half years, and convert at the option of the investors at $13.67 per share. The debentures and warrants were sold pursuant to an exemption from registration under the Securities Act of 1933, as amended, pursuant to Regulation D promulgated thereunder.

      The investors will receive two classes of warrants: A and B. Each class of warrants are to purchase 25% of the number of shares represented by the conversion of debentures into common stock at an exercise price equal to a premium of 15% to the conversion price of the debentures. Class A warrants have an expiration date of January 11, 2005. Class B warrants have an expiration date of January 11, 2002 and are callable by the Company if the stock's closing bid price is above a 25% premium to the exercise price for 20 consecutive trading days.

      On January 13, 2000, the Company issued a press release to report that the Ophthalmic Devices Panel, an advisory committee of the US Food and Drug Administration (the "FDA"), had voted to recommend that the FDA approve the Sunrise Hyperion[trademark] LTK (Laser Thermal Keratoplasty) System in the United States for treatment of low to moderate hyperopia in the range of +0.75 to +2.50 diopters with conditions related to labeling regarding patient symptoms, longevity of effect and the effect of retreatment.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

      Exhibit No.       Exhibit Description

      10.1 Purchase Agreement dated January 11, 2000 between the Company and The Tail Wind Fund, Ltd., LBI Group Inc., Jeddy Development Inc., Donald Sanders MD, PhD, Donald Sanders, IRA, CIBC Oppenheimer Corp as Custodian, Monica Sanders, Kendra Sanders, Wanda Sanders, IRA, CIBC Oppenheimer Corp as Custodian, Meyer Temkin, and Charles D. Kelman, MD (collectively, the "Investors").

      10.2              Form of 7% Convertible Debenture dated January 11,
2000.

      10.3              Form of A Warrant dated January 11, 2000.

      10.4              Form of B Warrant dated January 11, 2000.

      10.5 Registration Rights Agreement dated January 11, 2000 between the Company and the Investors.

      99.1              Press release dated January 11, 2000.

                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SUNRISE TECHNOLOGIES INTERNATIONAL, INC.



                              By:   /s/ C. Russell Trenary, III
                                    --------------------------------------
                                    C. Russell Trenary, III,
                                    President and Chief Executive Officer





Date: January 13, 2000

                               EXHIBIT INDEX


      Exhibit           Exhibit Description
      No.

      10.1 Purchase Agreement dated January 11, 2000 between the Company and The Tail Wind Fund, Ltd., LBI Group Inc., Jeddy Development Inc., Donald Sanders MD, PhD, Donald Sanders, IRA, CIBC Oppenheimer Corp as Custodian, Monica Sanders, Kendra Sanders, Wanda Sanders, IRA, CIBC Oppenheimer Corp as Custodian, Meyer Temkin, and Charles D. Kelman, MD (collectively, the "Investors").

      10.2              Form of 7% Convertible Debenture dated January 11,
2000.

      10.3              Form of A Warrant dated January 11, 2000.

      10.4              Form of B Warrant dated January 11, 2000.

      10.5 Registration Rights Agreement dated January 11, 2000 between the Company and the Investors.

      99.1              Press release dated January 11, 2000.